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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





          Date of Report (Date of Earliest Event Reported): May 7, 2002


                          METROPOLIS REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)


       Maryland                        0-21849                   13-3910684
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


    410 Park Avenue, 14th Floor,
       New York, New York                                          10022
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

                  Metropolis Realty Trust, Inc. ("Registrant") is filing this Current Report on Form 8-K in connection with the filing of a press release on May 7, 2002.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.               Description of Exhibit
                  -----------               ----------------------

                  99.1                      Press Release, dated May 7, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METROPOLIS REALTY TRUST, INC.
                               (Registrant)


Date:    May 8, 2002           By: /s/ John R.S. Jacobsson
                                   -----------------------------------
                               Name:  John R.S. Jacobsson
                               Title: Vice President, Secretary and Director


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                                  EXHIBIT INDEX

         Exhibit No.                Description of Exhibit
         -----------                ----------------------

         99.1                       Press Release, dated May 7, 2002.